                                                       EXHIBIT 24
                              POWER OF ATTORNEY

        We, the undersigned officers and directors of Fleming
Companies, Inc. (hereinafter the "Company"), hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr. and David R. Almond, and each of them severally, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, the Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                      Dated this 2nd day of March, 1995.


        SIGNATURE                                TITLE
        ---------                                -----

\s\ ROBERT E. STAUTH                  Chairman, President and Chief
- -----------------------------         Executive Officer (principal
Robert E. Stauth                      executive officer)


\s\ HARRY L. WINN, JR.                Executive Vice President and Chief
- -----------------------------         Financial Officer (principal
Harry L. Winn, Jr.                    financial officer)

\s\ KEVIN J. TWOMEY                   Vice President - Controller
- -----------------------------         (principal accounting officer)
Kevin J. Twomey


\s\ ARCHIE R. DYKES                   Director
- -----------------------------
Archie R. Dykes


\s\ CAROL B. HALLETT                  Director
- -----------------------------
Carol B. Hallett


\s\ JAMES G. HARLOW, JR.              Director
- -----------------------------
James G. Harlow, Jr.


\s\ LAWRENCE M. JONES                 Director
- -----------------------------
Lawrence M. Jones

\s\ EDWARD C. JOULLIAN III            Director
- -----------------------------
Edward C. Joullian III


\s\ HOWARD H. LEACH                   Director
- -----------------------------
Howard H. Leach


\s\ JOHN A. MCMILLAN                  Director
- -----------------------------
John A. McMillan


\s\ GUY A. OSBORN                     Director
- -----------------------------
Guy A. Osborn


\s\ E. DEAN WERRIES                   Director
- -----------------------------
E. Dean Werries